UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2011

FluoroPharma Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151381	20-8325616
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

500 Boylston Street, Suite 1600
Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 482-2333x122

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This amendment on Form 8-K/A is being filed to amend the Company’s Form 8-K filed on June 24, 2011 to correct the exercise price of the Warrants which the Company has agreed to issue to the Placement Agents.

Item 1.01 Entry into a Material Definitive Agreement

On June 22, 2011, FluoroPharma Medical, Inc. (“FPI”) entered into a securities purchase agreement with accredited investors for the sale and issuance of an aggregate of 1,976,351 shares of its common stock, par value $.001 per share (the “Common Stock”) and 691,723 warrants to purchase Common Stock in a private placement (the “Private Placement”) at a price of $0.83 per share for aggregate gross proceeds of $1,640,371.  The warrants are exercisable at an exercise price of $1.33. The Company entered into a registration rights agreement with the investors agreeing to file a registration statement within 60 days of the closing and to have the registration statement declared effective within 150 days of the closing, if the registration statement is not subject to a full review by the U.S. Securities Exchange Commission (“SEC”) and within 180 days of the closing if the registration statement is subject to a full review by the SEC.  Noble Financial Capital Markets, Monarch Capital Group, LLC, and Burnham Hill Partners LLC (the “Placement Agents”), served as the placement agents in connection with the Private Placement. The Placement Agents received cash fees of 7% and an aggregate of 157,598 five-year warrants to purchase shares of common stock at an exercise price of $.83. The Company granted the Placement Agents piggy-back registration rights with respect to the shares underlying the Warrants.

The Company relied upon an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

The foregoing descriptions of the securities purchase agreement, registration rights agreement and warrant are only summaries and are qualified in their entirety by reference to the full text of the securities purchase agreement, registration rights agreement and warrant, which are filed as Exhibits 10.1, 10.2 and 4.1 respectively, to this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Securities Purchase Agreement, dated June 22, 2011, by and among FluoroPharma Medical, Inc. and the investors identified therein (Previously filed on June 24, 2011 as an exhibit to the Company’s Form 8-K)

10.2	Registration Rights Agreement, dated June 22, 2011(Previously filed on June 24, 2011 as an exhibit to the Company’s Form 8-K)

4.1	Form of Warrant(Previously filed on June 24, 2011 as an exhibit to the Company’s Form 8-K)

99.1	Press Release dated June 23, 2011(Previously filed on June 24, 2011 as an exhibit to the Company’s Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2011	FluoroPharma Medical, Inc. By: /s/ Johan M. (Thijs) Spoor
Johan M. (Thijs) Spoor CEO, President and CFO